INCOME TAXES (Details - Deferred taxes) - USD ($)	Jun. 30, 2023	Jun. 30, 2022
Deferred tax assets:
Net operating loss carry forwards	$ 2,617,000	$ 2,640,000
Tax credit carry forwards	247,000	164,000
Reserves and accruals not yet deducted for tax purposes	407,000	512,000
Total deferred tax assets	3,271,000	3,316,000
Valuation allowance	(3,271,000)	(3,316,000)
Net deferred tax asset	$ 0	$ 0